UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

Blackbaud, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-50600	11-2617163
(Commission File Number)	(IRS Employer ID Number)

2000 Daniel Island Drive, Charleston, South Carolina	29492
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (843) 216-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2017, David Golden notified the Company that he will resign as a director of the Company effective December 12, 2017. On December 12, 2017, the Board of Directors (the “Board”) of the Company appointed Thomas R. Ertel as a new member of the Board and its Audit Committee, effective December 12, 2017. A graduate of Ball State University, Mr. Ertel was a partner at Ernst & Young, LLP from June 2002 through June 2017.  Prior to his tenure at Ernst & Young, Mr. Ertel was employed by Arthur Andersen LLP from June 1977 through May 2002.  Mr. Ertel has maintained an active CPA license since 1980. Mr. Ertel joined the Board as a Class C director, and his term will expire with the terms of the other Class C directors at the 2019 annual meeting of stockholders. Mr. Ertel has been deemed to be (a) “independent” in accordance with Rule 5605(a)(2) of the Nasdaq Marketplace Rules, the Sarbanes-Oxley Act and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”), (b) an "outside director" under Section 162(m) of the Internal Revenue Code, and (c) a "non-employee director" under Rule 16b-3 of the Exchange Act.

There were no arrangements or understandings between Mr. Ertel and any other person pursuant to which Mr. Ertel was appointed as a director of the Board, and there are no transactions between Mr. Ertel and the Company that require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K or the Company’s Related Party Transaction Policy. As a director of the Company and member of its Audit Committee, Mr. Ertel will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2017, which generally consists of annual cash retainers for board and committee service and an annual grant of restricted stock.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBAUD, INC.

Date:	December 13, 2017	/s/ Anthony W. Boor
Anthony W. Boor
Executive Vice President and Chief Financial Officer